SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                      FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


            Date of Report (Date of Earliest event reported): November 30,
          1995


                       BURLINGTON NORTHERN SANTA FE CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                   (State or Other Jurisdiction of Incorporation)


                      1-11535                               41-1804964
              (Commission File Number)                   (I.R.S. Employer
                                                        Identification No.)






                      3800 Continental Plaza, 777 Main Street,
                      Fort Worth, Texas                   76102-5384
                (Address of Principal Executive Offices)   (Zip Code)



                                   (817) 333-2000
                (Registrant's Telephone Number, Including Area Code)



                                  (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

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                      INFORMATION TO BE INCLUDED IN THE REPORT


          Item 5.   Other Events.

               Attached as Exhibit 12 is a pro forma computation of ratio of earnings to fixed charges for the nine months ended September 30, 1995 and the year ended December 31, 1994, to reflect the effects of the business combination of Burlington Northern Inc. and Santa Fe Pacific Corporation on September 22, 1995.




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                                     SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BURLINGTON NORTHERN SANTA FE CORPORATION
                                   (Registrant)



                                   By:  /s/ Thomas N. Hund
                                   ------------------------------
                                   (Signature)
                                   Thomas N. Hund
                                   Vice President and Controller




          Date:  November 30, 1995






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              BURLINGTON NORTHERN SANTA FE CORPORATION AND SUBSIDIARIES

                                    Exhibit Index


          Exhibit        Nature of Exhibit
          -------        -----------------

            12 Statement regarding pro forma computation of ratio of earnings to fixed charges.





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